Date: November 29, 2007

To: Wingate Capital Ltd. (“Wingate”)

From: Kensington Financial Investments Ltd. (“Kensington”)

Confirmation for Share Basket Option Transaction

The purpose of this letter (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between Wingate and Kensington, on the Trade Date specified below (the “Transaction”). This confirmation constitutes a “Confirmation” as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 2006 ISDA Definitions (the “Swap Definitions”) and in the 2002 ISDA Equity Derivatives Definitions (the “Equity Definitions”, and together with the Swap Definitions, the “Definitions”), in each case as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Swap Definitions and the Equity Definitions, the Equity Definitions will govern. In the event of any inconsistency between either set of Definitions and this Confirmation, this Confirmation will govern.

This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. Except as otherwise provided herein, this Confirmation (together with any other Confirmation between the parties specifying that it shall be subject to the Agreement (as defined below)) shall be subject to and form a part of an agreement in the form of a 1992 ISDA Master Agreement together with the 1994 ISDA Credit Support Annex (Bilateral Form, subject to New York law) (with the Paragraph 13 elections set forth in Annex I below) (the “CSA”) as if we had executed an agreement in such form (but without any Schedule) on the Effective Date of the Transaction, with the election of the following terms: (1) the laws of the State of New York as the governing law: (2) U.S. Dollars as the Termination Currency; and (3) for purposes of Section 6(e) of the Agreement, Loss and Second Method will apply, (4) the “Default Under Specified Transaction” provisions of Section 5(a)(v) will not apply to Wingate and will not apply to Kensington, (5) Citadel Wellington LLC shall be a Credit Support Provider with respect to Wingate, (6) the CSA shall be a Credit Support Document with respect to Wingate and Kensington, (7) the Guaranty of the Citadel Wellington LLC shall be a Credit Support Document with respect to Wingate (hereinafter the “Agreement”). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:
Trade Date:	November 29, 2007
Option Type:	Put
Option Style:	European Option

Seller:	Kensington
Buyer:	Wingate
Exchanges:	None
Related Exchange:	None
Expiration Time:	4 p.m. New York time on the Expiration Date
Automatic Exercise:	Applicable
Settlement Currency:	USD
Independent Amount:
“Independent Amount” means, with respect to Kensington for this Transaction, not applicable. The parties acknowledge and agree that Wingate will not require Kensington to Transfer an Independent Amount in respect of this Transaction in consideration for Kensington’s agreement to receive the Premium plus the Premium Interest Amount in arrears on the Premium Payment Date.

Settlement Currency:	USD
Option Terms:
Number of Options:	One (1)
Option Entitlement:	On the Exercise Date the Buyer may exercise all or any portion of the Basket

Basket:	USD 250,000,000 aggregate principal amount of 12.5% E*TRADE Financial Corporation Springing Lien Notes due 2017

Strike Price:	USD 72.00%
Premium:
USD 30,602,508 (the “Initial Premium”). The Initial Premium was calculated by the Calculation Agent utilizing a fair market value with respect to the Basket of 75.43% of the Basket.

The Initial Premium shall be subject to adjustment as follows:

(i) As soon as reasonable practicable following the Trade Date the Calculation Agent shall solicit a fairness opinion as to the Initial Premium from an internationally recognized independent dealer in the securities comprising the Basket. The fairness opinion shall specify a range (the “Fairness Premium Range”) within which the Premium must fall in order to be subject to such fairness opinion.

(a) If the Initial Premium is within the Fairness Premium Range, the Initial Premium shall be the Premium with respect to this Transaction.

(b) If the Initial Premium is not within the Fairness Premium Range, the Calculation Agent shall adjust the Initial Premium by an amount (which may be a positive or negative amount) (the “Premium Adjustment Amount”) equal to the amount required such that the aggregate of the Initial Premium and the Premium Adjustment Amount (the “Adjusted Initial Premium”) is an amount equal to the median of the Fairness Premium Range, and the Adjusted Initial Premium shall be the Premium with respect to this Transaction.

(ii) The Premium shall accrue interest for each day during the period from (and including) the Trade Date to (but excluding) the Premium Payment Date at the Fed Funds Rate (the “Premium Interest Amount”).

“Fed Funds Rate” means, The Fed Funds Rate shown in Bloomberg on page FEDSOPEN<INDEX> or, if no such page is available, as published by Garban Ltd. as the Garban Intercapital Federal Funds Rate Open, for the relevant day.

Premium Payment Date:	Two (2) Currency Business Days following the Valuation Date. On the Premium Payment Date Wingate shall pay Kensington the Premium together with the Premium Interest Amount.
Expiration Date:	May 29, 2008
Cash Settlement:	Applicable
Valuation Date:	The Expiration Date
Cash Settlement Payment Date:	Two (2) Currency Business Days following the Valuation Date
Settlement Price:
As of the Valuation Time on the Valuation Date, the aggregate of the USD amounts determined by the Calculation Agent with respect to each security or group of securities (as applicable) comprising the Basket equal to the average of two indicative bid quotations for the relevant such security or securities from two (2) internationally recognized independent dealers in such security or securities. If only one such bid quotation is available, the Settlement Price for the relevant security or securities shall be such bid quotation. If no such bid quotations are available the Calculation Agent shall determine the Settlement Price for the relevant security or securities in good faith and in a commercially reasonable manner.

Additional Provisions:
Share Adjustments:
Method of Adjustment:	Calculation Agent Adjustment
Extraordinary Events:
Consequences of Merger Events:
Share-for-Share:	Calculation Agent Adjustment
Share-for-Other:	Calculation Agent Adjustment
Share-for-Combined:	Calculation Agent Adjustment
Tender Offer:	Applicable
Consequences of Tender Offers:
Share-for-Share:	Calculation Agent Adjustment
Share-for-Other:	Calculation Agent Adjustment
Share-for-Combined:	Calculation Agent Adjustment
Tender Offers:
Applicable; provided that Section 12.1(d) of the Equity Definitions is hereby amended by (a) replacing “10%” with “or equal to 50%” in the third line thereof and (b) adding “, or of the outstanding Shares,” before “of the Issuer” in the fourth line thereof. Sections 12.1(e) and 12.1(l)(ii) of the Equity Definitions are hereby amended by adding “or Shares, as applicable,” after “voting shares”

Calculation Agent Adjustment:
(a) The definition of “Calculation Agent Adjustment” in Sections 12.2 and 12.3 of the Equity Definitions shall be amended by deleting clause (ii) thereof and replacing it with “(ii) if the Calculation Agent determines that no adjustment that it could make under (i) will produce a commercially reasonable result, notify the parties that the relevant consequence shall be the cancellation of the portion of the Transaction represented by Affected Shares, in which case “Partial Cancellation and Payment” will be deemed to apply and any payment to be made by one party to the other shall be calculated in accordance with Section 12.7.

Composition of Combined Consideration:	Not Applicable
Nationalization, Insolvency or Delisting:	Negotiated Close-out
Additional Disruption Events:

Change in Law:
Applicable

Section 12.9(a)(ii) of the Equity Definitions is replaced in its entirety by the words:

“Change in Law” means that, on or after the Trade Date of this Transaction (A) due to the adoption of or any change in any applicable law or regulation (including, without limitation, any tax law), or (B) due to the promulgation of or any change in the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law or regulation (including any action taken by a taxing authority), the Calculation Agent determines in good faith that it has become illegal for a party to this Transaction to hold, acquire or dispose of Hedge Positions relating to such Transaction, provided that this Section 12.9(a)(ii) shall not apply if the Calculation Agent determines that such party could have taken reasonable steps to avoid such illegality

Section 12.9(b)(i) of the Equity Definitions is hereby amended by (i) inserting the words “or partially terminate the portion of the Transaction represented by Shares affected by the Change in Law” after the word “terminate” in the third line thereof, (ii) inserting the words “or partial termination” following the word “termination” in the fourth line thereof, (iii) the insertion of the words “or relevant portion thereof” after the word “Transaction” in the fifth line thereof.

Insolvency Filing:	Not Applicable
Hedging Disruption:	Not Applicable
Increased Cost of Hedging:	Not Applicable
Loss of Stock Borrow:	Not Applicable
Increased Cost of Stock Borrow:	Not Applicable
Determining Party:	Wingate and Kensington
Non-Reliance:	Applicable
Agreements and Acknowledgments Regarding Hedging Activities:	Applicable

Additional Acknowledgments:	Applicable

Calculation Agent:
Wingate and Kensington will act jointly in good faith and a commercially reasonable manner. The joint Calculation Agents are responsible for making all determinations under this Transaction that are not expressed to be the responsibility of an identified party. If Wingate and Kensington do not reach agreement on any determination not otherwise subject to a specified methodology or dispute resolution process under this Confirmation, Wingate and Kensington must agree 3 leading independent dealers to act as substitute Calculation Agent in place of Wingate and Kensington (“Substitute Calculation Agents”) for that determination, and if the parties do not agree 3 Substitute Calculation Agents, they must each appoint a third party for those third parties to together agree 3 Substitute Calculation Agents. The Substitute Calculation Agents cannot be affiliates of either Wingate or Kensington. For price or rate determinations, the median price or rate provided by the 3 Substitute Calculation Agents is deemed to be the price or rate. For all other matters, the consensus determination of at least 2 of the 3 Substitute Calculation Agents is deemed to be the final determination, and if no consensus is reached by at least 2 Substitute Calculation Agents within a reasonable time, these Substitute Calculation Agent terms cease to apply. Unless there is a clear error, the prices, rates and other determinations of the Substitute Calculation Agents are binding and conclusive. Wingate and Kensington must pay any costs of the Substitute Calculation Agents equally. Wingate and Kensington waive any claim they might otherwise have against the Substitute Calculation Agents for errors or omissions made in good faith in making any determination in connection with this Transaction. For the avoidance of doubt, this provision shall not apply to the determination of the Premium and Final Price under this Confirmation or the Exposure under the CSA.

[remainder of page left intentionally blank]

Please confirm your agreement to be bound by the terms of the foregoing by executing a copy of this Confirmation.

Kensington Financial Investments Ltd.

By: /s/ Adam C. Cooper
Name: Adam C. Cooper
Title: Director

Wingate Capital Ltd.
By: Citadel Limited Partnership, Portfolio Manager
By: Citadel Investment Group, L.L.C., its General Partner

By: /s/ Gerald A. Beeson
Name: Gerald A. Beeson
Title: Senior Managing Director & Chief Financial Officer

ANNEX I

CSA - Paragraph 13 Elections

(i)
The parties intend that each party secure its obligations to the other pursuant to the Agreement and this Confirmation (the “Obligations”). The Pledgor hereby pledges to the Secured Party as security for its Obligations and grants the Secured Party a first priority continuing security interest in, lien on and right of set-off against all collateral, margin or other property transferred or delivered to Secured Party hereunder. For purposes of the Agreement and this Transaction, the following elections shall be deemed to constitute a Paragraph 13 - Elections and Variables for purposes of the CSA:

(ii)	Valuation Agent shall mean, Wingate and Kensington

(iii)	Eligible Collateral and Valuation Percentage:

USD Cash	100%
Treasury Securities having a remaining term to maturity of not more than 1 year (“Treasury Bills”)	100%
Treasury Securities having a remaining term to maturity of more than 1 year but not more than 10 years (“Treasury Notes”)	98%
Treasury Securities having a remaining term to maturity of more than 10 years (“Treasury Bonds”)	96%

(iv)	Exposure. Exposure shall have the meaning set forth in Paragraph 12 of the CSA.

(v)	Threshold shall mean, with respect to each of the parties, zero;

(vi)	Minimum Transfer Amount shall mean: zero;

(vii)	Independent Amount shall mean, with respect to Kensington: as specified in this Confirmation;

(viii)	Delivery Amount and Return Amount will be rounded up and down to the nearest integral multiple of U.S.$10,000, respectively, or to the nearest multiple of USD 1, if no Transactions are outstanding;

(ix)	Valuation Date shall mean each Business Day during the Term;

(x)	Valuation Time means the close of business on the Local Business Day before the Valuation Date;

(xi)	Notification Time means 11:00 a.m., New York time, on a Local Business Day;

(xii)
Eligibility to Hold and Use Posted Collateral: Both parties will be entitled to hold Posted Collateral itself or through a Custodian pursuant to Paragraph 6(b), and the provisions of Paragraph 6 (c) will apply to both parties;

(xiii)	Interest Rate means the rate per annum equal to the overnight Federal Funds Rate as reported in the Federal Reserve’s weekly statistical release designated H.15(519) (or any successor publication).

Date: November 29, 2007

To: Wingate Capital Ltd. (“Wingate”)

From: Kensington Financial Investments Ltd. (“Kensington”)

Confirmation for Share Basket Option Transaction

The purpose of this letter (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between Wingate and Kensington, on the Trade Date specified below (the “Transaction”). This confirmation constitutes a “Confirmation” as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 2006 ISDA Definitions (the “Swap Definitions”) and in the 2002 ISDA Equity Derivatives Definitions (the “Equity Definitions”, and together with the Swap Definitions, the “Definitions”), in each case as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Swap Definitions and the Equity Definitions, the Equity Definitions will govern. In the event of any inconsistency between either set of Definitions and this Confirmation, this Confirmation will govern.

This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. Except as otherwise provided herein, this Confirmation (together with any other Confirmation between the parties specifying that it shall be subject to the Agreement (as defined below)) shall be subject to and form a part of an agreement in the form of a 1992 ISDA Master Agreement together with the 1994 ISDA Credit Support Annex (Bilateral Form, subject to New York law) (with the Paragraph 13 elections set forth in Annex I below) (the “CSA”) as if we had executed an agreement in such form (but without any Schedule) on the Effective Date of the Transaction, with the election of the following terms: (1) the laws of the State of New York as the governing law: (2) U.S. Dollars as the Termination Currency; and (3) for purposes of Section 6(e) of the Agreement, Loss and Second Method will apply, (4) the “Default Under Specified Transaction” provisions of Section 5(a)(v) will not apply to Wingate and will not apply to Kensington, (5) Citadel Wellington LLC shall be a Credit Support Provider with respect to Wingate, (6) the CSA shall be a Credit Support Document with respect to Wingate and Kensington, (7) the Guaranty of the Citadel Wellington LLC shall be a Credit Support Document with respect to Wingate (hereinafter the “Agreement”). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Trade Date:	November 29, 2007
Option Type:	Put
Option Style:	European Option

Seller:	Kensington
Buyer:	Wingate
Exchanges:	None
Related Exchange:	None
Expiration Time:	4 p.m. New York time on the Expiration Date
Automatic Exercise:	Applicable
Settlement Currency:	USD
Independent Amount:
“Independent Amount” means, with respect to Kensington for this Transaction, not applicable. The parties acknowledge and agree that Wingate will not require Kensington to Transfer an Independent Amount in respect of this Transaction in consideration for Kensington’s agreement to receive the Premium plus the Premium Interest Amount in arrears on the Premium Payment Date.

Settlement Currency:	USD
Option Terms:
Number of Options:	One (1)
Option Entitlement:	On the Exercise Date the Buyer may exercise all or any portion of the Basket
Basket:	USD 250,000,000 aggregate principal amount of 12.5% E*TRADE Financial Corporation Springing Lien Notes due 2017
Strike Price:	USD 72.00%
Premium:
USD 31,688,651 (the “Initial Premium”). The Initial Premium was calculated by the Calculation Agent utilizing a fair market value with respect to the Basket of 75.43% of the Basket.

The Initial Premium shall be subject to adjustment as follows:

(i) As soon as reasonable practicable following the Trade Date the Calculation Agent shall solicit a fairness opinion as to the Initial Premium from an internationally recognized independent dealer in the securities comprising the Basket. The fairness opinion shall specify a range (the “Fairness Premium Range”) within which the Premium must fall in order to be subject to such fairness opinion.

(a) If the Initial Premium is within the Fairness Premium Range, the Initial Premium shall be the Premium with respect to this Transaction.

(b) If the Initial Premium is not within the Fairness Premium Range, the Calculation Agent shall adjust the Initial Premium by an amount (which may be a positive or negative amount) (the “Premium Adjustment Amount”) equal to the amount required such that the aggregate of the Initial Premium and the Premium Adjustment Amount (the “Adjusted Initial Premium”) is an amount equal to the median of the Fairness Premium Range, and the Adjusted Initial Premium shall be the Premium with respect to this Transaction.

(ii) The Premium shall accrue interest for each day during the period from (and including) the Trade Date to (but excluding) the Premium Payment Date at the Fed Funds Rate (the “Premium Interest Amount”).

“Fed Funds Rate” means, The Fed Funds Rate shown in Bloomberg on page FEDSOPEN<INDEX> or, if no such page is available, as published by Garban Ltd. as the Garban Intercapital Federal Funds Rate Open, for the relevant day.

Premium Payment Date:	Two (2) Currency Business Days following the Valuation Date. On the Premium Payment Date Wingate shall pay Kensington the Premium together with the Premium Interest Amount.
Expiration Date:	August 28, 2008
Cash Settlement:	Applicable
Valuation Date:	The Expiration Date
Cash Settlement Payment Date:	Two (2) Currency Business Days following the Valuation Date
Settlement Price:
As of the Valuation Time on the Valuation Date, the aggregate of the USD amounts determined by the Calculation Agent with respect to each security or group of securities (as applicable) comprising the Basket equal to the average of two indicative bid quotations for the relevant such security or securities from two (2) internationally recognized independent dealers in such security or securities. If only one such bid quotation is available, the Settlement Price for the relevant security or securities shall be such bid quotation. If no such bid quotations are available the Calculation Agent shall determine the Settlement Price for the relevant security or securities in good faith and in a commercially reasonable manner.

Additional Provisions:
Share Adjustments:
Method of Adjustment:	Calculation Agent Adjustment
Extraordinary Events:
Consequences of Merger Events:
Share-for-Share:	Calculation Agent Adjustment
Share-for-Other:	Calculation Agent Adjustment
Share-for-Combined:	Calculation Agent Adjustment
Tender Offer:	Applicable
Consequences of Tender Offers:
Share-for-Share:	Calculation Agent Adjustment
Share-for-Other:	Calculation Agent Adjustment
Share-for-Combined:	Calculation Agent Adjustment
Tender Offers:
Applicable; provided that Section 12.1(d) of the Equity Definitions is hereby amended by (a) replacing “10%” with “or equal to 50%” in the third line thereof and (b) adding “, or of the outstanding Shares,” before “of the Issuer” in the fourth line thereof. Sections 12.1(e) and 12.1(l)(ii) of the Equity Definitions are hereby amended by adding “or Shares, as applicable,” after “voting shares”

Calculation Agent Adjustment:
(a) The definition of “Calculation Agent Adjustment” in Sections 12.2 and 12.3 of the Equity Definitions shall be amended by deleting clause (ii) thereof and replacing it with “(ii) if the Calculation Agent determines that no adjustment that it could make under (i) will produce a commercially reasonable result, notify the parties that the relevant consequence shall be the cancellation of the portion of the Transaction represented by Affected Shares, in which case “Partial Cancellation and Payment” will be deemed to apply and any payment to be made by one party to the other shall be calculated in accordance with Section 12.7.

Composition of Combined Consideration:	Not Applicable
Nationalization, Insolvency or Delisting:	Negotiated Close-out
Additional Disruption Events:

Change in Law:
Applicable

Section 12.9(a)(ii) of the Equity Definitions is replaced in its entirety by the words:

“Change in Law” means that, on or after the Trade Date of this Transaction (A) due to the adoption of or any change in any applicable law or regulation (including, without limitation, any tax law), or (B) due to the promulgation of or any change in the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law or regulation (including any action taken by a taxing authority), the Calculation Agent determines in good faith that it has become illegal for a party to this Transaction to hold, acquire or dispose of Hedge Positions relating to such Transaction, provided that this Section 12.9(a)(ii) shall not apply if the Calculation Agent determines that such party could have taken reasonable steps to avoid such illegality

Section 12.9(b)(i) of the Equity Definitions is hereby amended by (i) inserting the words “or partially terminate the portion of the Transaction represented by Shares affected by the Change in Law” after the word “terminate” in the third line thereof, (ii) inserting the words “or partial termination” following the word “termination” in the fourth line thereof, (iii) the insertion of the words “or relevant portion thereof” after the word “Transaction” in the fifth line thereof.

Insolvency Filing:	Not Applicable
Hedging Disruption:	Not Applicable
Increased Cost of Hedging:	Not Applicable
Loss of Stock Borrow:	Not Applicable
Increased Cost of Stock Borrow:	Not Applicable
Determining Party:	Wingate and Kensington
Non-Reliance:	Applicable
Agreements and Acknowledgments Regarding Hedging Activities:	Applicable
Additional Acknowledgments:	Applicable

Calculation Agent:
Wingate and Kensington will act jointly in good faith and a commercially reasonable manner. The joint Calculation Agents are responsible for making all determinations under this Transaction that are not expressed to be the responsibility of an identified party. If Wingate and Kensington do not reach agreement on any determination not otherwise subject to a specified methodology or dispute resolution process under this Confirmation, Wingate and Kensington must agree 3 leading independent dealers to act as substitute Calculation Agent in place of Wingate and Kensington (“Substitute Calculation Agents”) for that determination, and if the parties do not agree 3 Substitute Calculation Agents, they must each appoint a third party for those third parties to together agree 3 Substitute Calculation Agents. The Substitute Calculation Agents cannot be affiliates of either Wingate or Kensington. For price or rate determinations, the median price or rate provided by the 3 Substitute Calculation Agents is deemed to be the price or rate. For all other matters, the consensus determination of at least 2 of the 3 Substitute Calculation Agents is deemed to be the final determination, and if no consensus is reached by at least 2 Substitute Calculation Agents within a reasonable time, these Substitute Calculation Agent terms cease to apply. Unless there is a clear error, the prices, rates and other determinations of the Substitute Calculation Agents are binding and conclusive. Wingate and Kensington must pay any costs of the Substitute Calculation Agents equally. Wingate and Kensington waive any claim they might otherwise have against the Substitute Calculation Agents for errors or omissions made in good faith in making any determination in connection with this Transaction. For the avoidance of doubt, this provision shall not apply to the determination of the Premium and Final Price under this Confirmation or the Exposure under the CSA.

[remainder of page left intentionally blank]

Please confirm your agreement to be bound by the terms of the foregoing by executing a copy of this Confirmation.

Kensington Financial Investments Ltd.

By: /s/ Adam C. Cooper
Name: Adam C. Cooper
Title: Director

Wingate Capital Ltd.
By: Citadel Limited Partnership, Portfolio Manager
By: Citadel Investment Group, L.L.C., its General Partner

By: /s/ Gerald A. Beeson
Name: Gerald A. Beeson
Title: Senior Managing Director & Chief Financial Officer

ANNEX I

CSA - Paragraph 13 Elections

(i)
The parties intend that each party secure its obligations to the other pursuant to the Agreement and this Confirmation (the “Obligations”). The Pledgor hereby pledges to the Secured Party as security for its Obligations and grants the Secured Party a first priority continuing security interest in, lien on and right of set-off against all collateral, margin or other property transferred or delivered to Secured Party hereunder. For purposes of the Agreement and this Transaction, the following elections shall be deemed to constitute a Paragraph 13 - Elections and Variables for purposes of the CSA:

(ii)	Valuation Agent shall mean, Wingate and Kensington

(iii)	Eligible Collateral and Valuation Percentage:

USD Cash	100%
Treasury Securities having a remaining term to maturity of not more than 1 year (“Treasury Bills”)	100%
Treasury Securities having a remaining term to maturity of more than 1 year but not more than 10 years (“Treasury Notes”)	98%
Treasury Securities having a remaining term to maturity of more than 10 years (“Treasury Bonds”)	96%

(iv)	Exposure. Exposure shall have the meaning set forth in Paragraph 12 of the CSA.

(v)	Threshold shall mean, with respect to each of the parties, zero;

(vi)	Minimum Transfer Amount shall mean: zero;

(vii)	Independent Amount shall mean, with respect to Kensington: as specified in this Confirmation;

(viii)	Delivery Amount and Return Amount will be rounded up and down to the nearest integral multiple of U.S.$10,000, respectively, or to the nearest multiple of USD 1, if no Transactions are outstanding;

(ix)	Valuation Date shall mean each Business Day during the Term;

(x)	Valuation Time means the close of business on the Local Business Day before the Valuation Date;

(xi)	Notification Time means 11:00 a.m., New York time, on a Local Business Day;

(xii)
Eligibility to Hold and Use Posted Collateral: Both parties will be entitled to hold Posted Collateral itself or through a Custodian pursuant to Paragraph 6(b), and the provisions of Paragraph 6 (c) will apply to both parties;

(xiii)	Interest Rate means the rate per annum equal to the overnight Federal Funds Rate as reported in the Federal Reserve’s weekly statistical release designated H.15(519) (or any successor publication).

Date: November 29, 2007

To: Wingate Capital Ltd. (“Wingate”)

From: Kensington Financial Investments Ltd. (“Kensington”)

Confirmation for Share Basket Option Transaction

The purpose of this letter (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between Wingate and Kensington, on the Trade Date specified below (the “Transaction”). This confirmation constitutes a “Confirmation” as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 2006 ISDA Definitions (the “Swap Definitions”) and in the 2002 ISDA Equity Derivatives Definitions (the “Equity Definitions”, and together with the Swap Definitions, the “Definitions”), in each case as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Swap Definitions and the Equity Definitions, the Equity Definitions will govern. In the event of any inconsistency between either set of Definitions and this Confirmation, this Confirmation will govern.

This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. Except as otherwise provided herein, this Confirmation (together with any other Confirmation between the parties specifying that it shall be subject to the Agreement (as defined below)) shall be subject to and form a part of an agreement in the form of a 1992 ISDA Master Agreement together with the 1994 ISDA Credit Support Annex (Bilateral Form, subject to New York law) (with the Paragraph 13 elections set forth in Annex I below) (the “CSA”) as if we had executed an agreement in such form (but without any Schedule) on the Effective Date of the Transaction, with the election of the following terms: (1) the laws of the State of New York as the governing law: (2) U.S. Dollars as the Termination Currency; and (3) for purposes of Section 6(e) of the Agreement, Loss and Second Method will apply, (4) the “Default Under Specified Transaction” provisions of Section 5(a)(v) will not apply to Wingate and will not apply to Kensington, (5) Citadel Wellington LLC shall be a Credit Support Provider with respect to Wingate, (6) the CSA shall be a Credit Support Document with respect to Wingate and Kensington, (7) the Guaranty of the Citadel Wellington LLC shall be a Credit Support Document with respect to Wingate (hereinafter the “Agreement”). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:
Trade Date:	November 29, 2007

Option Type:	Put

Option Style:	European Option

Seller:	Kensington

Buyer:	Wingate

Exchanges:	None

Related Exchange:	None

Expiration Time:	4 p.m. New York time on the Expiration Date

Automatic Exercise:	Applicable

Settlement Currency:	USD

Independent Amount:
“Independent Amount” means, with respect to Kensington for this Transaction, not applicable. The parties acknowledge and agree that Wingate will not require Kensington to Transfer an Independent Amount in respect of this Transaction in consideration for Kensington’s agreement to receive the Premium plus the Premium Interest Amount in arrears on the Premium Payment Date.

Settlement Currency:	USD

Option Terms:

Number of Options:	One (1)

Option Entitlement:	On the Exercise Date the Buyer may exercise all or any portion of the Basket

Basket:	USD 250,000,000 aggregate principal amount of 12.5% E*TRADE Financial Corporation Springing Lien Notes due 2017

Strike Price:	USD 72.00%

Premium:
USD 34,107,896 (the “Initial Premium”). The Initial Premium was calculated by the Calculation Agent utilizing a fair market value with respect to the Basket of 75.43% of the Basket.

The Initial Premium shall be subject to adjustment as follows:

(i) As soon as reasonable practicable following the Trade Date the Calculation Agent shall solicit a fairness opinion as to the Initial Premium from an internationally recognized independent dealer in the securities comprising the Basket. The fairness opinion shall specify a range (the “Fairness Premium Range”) within which the Premium must fall in order to be subject to such fairness opinion.

(a) If the Initial Premium is within the Fairness Premium Range, the Initial Premium shall be the Premium with respect to this Transaction.

(b) If the Initial Premium is not within the Fairness Premium Range, the Calculation Agent shall adjust the Initial Premium by an amount (which may be a positive or negative amount) (the “Premium Adjustment Amount”) equal to the amount required such that the aggregate of the Initial Premium and the Premium Adjustment Amount (the “Adjusted Initial Premium”) is an amount equal to the median of the Fairness Premium Range, and the Adjusted Initial Premium shall be the Premium with respect to this Transaction.

(ii) The Premium shall accrue interest for each day during the period from (and including) the Trade Date to (but excluding) the Premium Payment Date at the Fed Funds Rate (the “Premium Interest Amount”).

“Fed Funds Rate” means, The Fed Funds Rate shown in Bloomberg on page FEDSOPEN<INDEX> or, if no such page is available, as published by Garban Ltd. as the Garban Intercapital Federal Funds Rate Open, for the relevant day.

Premium Payment Date:	Two (2) Currency Business Days following the Valuation Date. On the Premium Payment Date Wingate shall pay Kensington the Premium together with the Premium Interest Amount.

Expiration Date:	November 28, 2008

Cash Settlement:	Applicable

Valuation Date:	The Expiration Date

Cash Settlement Payment Date:	Two (2) Currency Business Days following the Valuation Date

Settlement Price:
As of the Valuation Time on the Valuation Date, the aggregate of the USD amounts determined by the Calculation Agent with respect to each security or group of securities (as applicable) comprising the Basket equal to the average of two indicative bid quotations for the relevant such security or securities from two (2) internationally recognized independent dealers in such security or securities. If only one such bid quotation is available, the Settlement Price for the relevant security or securities shall be such bid quotation. If no such bid quotations are available the Calculation Agent shall determine the Settlement Price for the relevant security or securities in good faith and in a commercially reasonable manner.

Additional Provisions:

Share Adjustments:

Method of Adjustment:	Calculation Agent Adjustment

Extraordinary Events:

Consequences of Merger Events:

Share-for-Share:	Calculation Agent Adjustment

Share-for-Other:	Calculation Agent Adjustment

Share-for-Combined:	Calculation Agent Adjustment

Tender Offer:	Applicable

Consequences of Tender Offers:

Share-for-Share:	Calculation Agent Adjustment

Share-for-Other:	Calculation Agent Adjustment

Share-for-Combined:	Calculation Agent Adjustment

Tender Offers:
Applicable; provided that Section 12.1(d) of the Equity Definitions is hereby amended by (a) replacing “10%” with “or equal to 50%” in the third line thereof and (b) adding “, or of the outstanding Shares,” before “of the Issuer” in the fourth line thereof. Sections 12.1(e) and 12.1(l)(ii) of the Equity Definitions are hereby amended by adding “or Shares, as applicable,” after “voting shares”

Calculation Agent Adjustment:
(a) The definition of “Calculation Agent Adjustment” in Sections 12.2 and 12.3 of the Equity Definitions shall be amended by deleting clause (ii) thereof and replacing it with “(ii) if the Calculation Agent determines that no adjustment that it could make under (i) will produce a commercially reasonable result, notify the parties that the relevant consequence shall be the cancellation of the portion of the Transaction represented by Affected Shares, in which case “Partial Cancellation and Payment” will be deemed to apply and any payment to be made by one party to the other shall be calculated in accordance with Section 12.7.

Composition of Combined Consideration:	Not Applicable

Nationalization, Insolvency or Delisting:	Negotiated Close-out

Additional Disruption Events:

Change in Law:
Applicable

Section 12.9(a)(ii) of the Equity Definitions is replaced in its entirety by the words:

“Change in Law” means that, on or after the Trade Date of this Transaction (A) due to the adoption of or any change in any applicable law or regulation (including, without limitation, any tax law), or (B) due to the promulgation of or any change in the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law or regulation (including any action taken by a taxing authority), the Calculation Agent determines in good faith that it has become illegal for a party to this Transaction to hold, acquire or dispose of Hedge Positions relating to such Transaction, provided that this Section 12.9(a)(ii) shall not apply if the Calculation Agent determines that such party could have taken reasonable steps to avoid such illegality

Section 12.9(b)(i) of the Equity Definitions is hereby amended by (i) inserting the words “or partially terminate the portion of the Transaction represented by Shares affected by the Change in Law” after the word “terminate” in the third line thereof, (ii) inserting the words “or partial termination” following the word “termination” in the fourth line thereof, (iii) the insertion of the words “or relevant portion thereof” after the word “Transaction” in the fifth line thereof.

Insolvency Filing:	Not Applicable

Hedging Disruption:	Not Applicable

Increased Cost of Hedging:	Not Applicable

Loss of Stock Borrow:	Not Applicable

Increased Cost of Stock Borrow:	Not Applicable

Determining Party:	Wingate and Kensington

Non-Reliance:	Applicable

Agreements and Acknowledgments Regarding Hedging Activities:	Applicable

Additional Acknowledgments:	Applicable

Calculation Agent:
Wingate and Kensington will act jointly in good faith and a commercially reasonable manner. The joint Calculation Agents are responsible for making all determinations under this Transaction that are not expressed to be the responsibility of an identified party. If Wingate and Kensington do not reach agreement on any determination not otherwise subject to a specified methodology or dispute resolution process under this Confirmation, Wingate and Kensington must agree 3 leading independent dealers to act as substitute Calculation Agent in place of Wingate and Kensington (“Substitute Calculation Agents”) for that determination, and if the parties do not agree 3 Substitute Calculation Agents, they must each appoint a third party for those third parties to together agree 3 Substitute Calculation Agents. The Substitute Calculation Agents cannot be affiliates of either Wingate or Kensington. For price or rate determinations, the median price or rate provided by the 3 Substitute Calculation Agents is deemed to be the price or rate. For all other matters, the consensus determination of at least 2 of the 3 Substitute Calculation Agents is deemed to be the final determination, and if no consensus is reached by at least 2 Substitute Calculation Agents within a reasonable time, these Substitute Calculation Agent terms cease to apply. Unless there is a clear error, the prices, rates and other determinations of the Substitute Calculation Agents are binding and conclusive. Wingate and Kensington must pay any costs of the Substitute Calculation Agents equally. Wingate and Kensington waive any claim they might otherwise have against the Substitute Calculation Agents for errors or omissions made in good faith in making any determination in connection with this Transaction. For the avoidance of doubt, this provision shall not apply to the determination of the Premium and Final Price under this Confirmation or the Exposure under the CSA.

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Please confirm your agreement to be bound by the terms of the foregoing by executing a copy of this Confirmation.

Kensington Financial Investments Ltd.

By: /s/ Adam C. Cooper
Name: Adam C. Cooper
Title: Director

Wingate Capital Ltd.
By: Citadel Limited Partnership, Portfolio Manager
By: Citadel Investment Group, L.L.C., its General Partner

By: /s/ Gerald A. Beeson
Name: Gerald A. Beeson
Title: Senior Managing Director & Chief Financial Officer

ANNEX I

CSA - Paragraph 13 Elections

(i)
The parties intend that each party secure its obligations to the other pursuant to the Agreement and this Confirmation (the “Obligations”). The Pledgor hereby pledges to the Secured Party as security for its Obligations and grants the Secured Party a first priority continuing security interest in, lien on and right of set-off against all collateral, margin or other property transferred or delivered to Secured Party hereunder. For purposes of the Agreement and this Transaction, the following elections shall be deemed to constitute a Paragraph 13 - Elections and Variables for purposes of the CSA:

(ii)	Valuation Agent shall mean, Wingate and Kensington

(iii)	Eligible Collateral and Valuation Percentage:

USD Cash	100%

Treasury Securities having a remaining term to maturity of not more than 1 year (“Treasury Bills”)	100%

Treasury Securities having a remaining term to maturity of more than 1 year but not more than 10 years (“Treasury Notes”)	98%

Treasury Securities having a remaining term to maturity of more than 10 years (“Treasury Bonds”)	96%

(iv)	Exposure. Exposure shall have the meaning set forth in Paragraph 12 of the CSA.

(v)	Threshold shall mean, with respect to each of the parties, zero;

(vi)	Minimum Transfer Amount shall mean: zero;

(vii)	Independent Amount shall mean, with respect to Kensington: as specified in this Confirmation;

(viii)	Delivery Amount and Return Amount will be rounded up and down to the nearest integral multiple of U.S.$10,000, respectively, or to the nearest multiple of USD 1, if no Transactions are outstanding;

(ix)	Valuation Date shall mean each Business Day during the Term;

(x)	Valuation Time means the close of business on the Local Business Day before the Valuation Date;

(xi)	Notification Time means 11:00 a.m., New York time, on a Local Business Day;

(xii)
Eligibility to Hold and Use Posted Collateral: Both parties will be entitled to hold Posted Collateral itself or through a Custodian pursuant to Paragraph 6(b), and the provisions of Paragraph 6(c) will apply to both parties;

(xiii)	Interest Rate means the rate per annum equal to the overnight Federal Funds Rate as reported in the Federal Reserve’s weekly statistical release designated H.15(519) (or any successor publication).

Date: November 29, 2007

To: Wingate Capital Ltd. (“Wingate”)

From: Kensington Financial Investments Ltd. (“Kensington”)

Confirmation for Share Basket Option Transaction

The purpose of this letter (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between Wingate and Kensington, on the Trade Date specified below (the “Transaction”). This confirmation constitutes a “Confirmation” as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 2006 ISDA Definitions (the “Swap Definitions”) and in the 2002 ISDA Equity Derivatives Definitions (the “Equity Definitions”, and together with the Swap Definitions, the “Definitions”), in each case as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Swap Definitions and the Equity Definitions, the Equity Definitions will govern. In the event of any inconsistency between either set of Definitions and this Confirmation, this Confirmation will govern.

This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. Except as otherwise provided herein, this Confirmation (together with any other Confirmation between the parties specifying that it shall be subject to the Agreement (as defined below)) shall be subject to and form a part of an agreement in the form of a 1992 ISDA Master Agreement together with the 1994 ISDA Credit Support Annex (Bilateral Form, subject to New York law) (with the Paragraph 13 elections set forth in Annex I below) (the “CSA”) as if we had executed an agreement in such form (but without any Schedule) on the Effective Date of the Transaction, with the election of the following terms: (1) the laws of the State of New York as the governing law: (2) U.S. Dollars as the Termination Currency; and (3) for purposes of Section 6(e) of the Agreement, Loss and Second Method will apply, (4) the “Default Under Specified Transaction” provisions of Section 5(a)(v) will not apply to Wingate and will not apply to Kensington, (5) Citadel Wellington LLC shall be a Credit Support Provider with respect to Wingate, (6) the CSA shall be a Credit Support Document with respect to Wingate and Kensington, (7) the Guaranty of the Citadel Wellington LLC shall be a Credit Support Document with respect to Wingate (hereinafter the “Agreement”). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Trade Date:	November 29, 2007

Option Type:	Put

Option Style:	European Option

Seller:	Kensington

Buyer:	Wingate

Exchanges:	None

Related Exchange:	None

Expiration Time:	4 p.m. New York time on the Expiration Date

Automatic Exercise:	Applicable

Settlement Currency:	USD

Independent Amount:
“Independent Amount” means, with respect to Kensington for this Transaction, not applicable. The parties acknowledge and agree that Wingate will not require Kensington to Transfer an Independent Amount in respect of this Transaction in consideration for Kensington’s agreement to receive the Premium plus the Premium Interest Amount in arrears on the Premium Payment Date.

Settlement Currency:	USD

Option Terms:

Number of Options:	One (1)

Option Entitlement:	On the Exercise Date the Buyer may exercise all or any portion of the Basket

Basket:	USD 250,000,000 aggregate principal amount of 12.5% E*TRADE Financial Corporation Springing Lien Notes due 2017

Strike Price:	USD 72.00%

Premium:
USD 36,172,434 (the “Initial Premium”). The Initial Premium was calculated by the Calculation Agent utilizing a fair market value with respect to the Basket of 75.43% of the Basket.

The Initial Premium shall be subject to adjustment as follows:

(i) As soon as reasonable practicable following the Trade Date the Calculation Agent shall solicit a fairness opinion as to the Initial Premium from an internationally recognized independent dealer in the securities comprising the Basket. The fairness opinion shall specify a range (the “Fairness Premium Range”) within which the Premium must fall in order to be subject to such fairness opinion.

(a) If the Initial Premium is within the Fairness Premium Range, the Initial Premium shall be the Premium with respect to this Transaction.

(b) If the Initial Premium is not within the Fairness Premium Range, the Calculation Agent shall adjust the Initial Premium by an amount (which may be a positive or negative amount) (the “Premium Adjustment Amount”) equal to the amount required such that the aggregate of the Initial Premium and the Premium Adjustment Amount (the “Adjusted Initial Premium”) is an amount equal to the median of the Fairness Premium Range, and the Adjusted Initial Premium shall be the Premium with respect to this Transaction.

(ii) The Premium shall accrue interest for each day during the period from (and including) the Trade Date to (but excluding) the Premium Payment Date at the Fed Funds Rate (the “Premium Interest Amount”).
.
“Fed Funds Rate” means, The Fed Funds Rate shown in Bloomberg on page FEDSOPEN<INDEX> or, if no such page is available, as published by Garban Ltd. as the Garban Intercapital Federal Funds Rate Open, for the relevant day.

Premium Payment Date:	Two (2) Currency Business Days following the Valuation Date. On the Premium Payment Date Wingate shall pay Kensington the Premium together with the Premium Interest Amount.

Expiration Date:	February 27, 2009

Cash Settlement:	Applicable

Valuation Date:	The Expiration Date

Cash Settlement Payment Date:	Two (2) Currency Business Days following the Valuation Date

Settlement Price:
As of the Valuation Time on the Valuation Date, the aggregate of the USD amounts determined by the Calculation Agent with respect to each security or group of securities (as applicable) comprising the Basket equal to the average of two indicative bid quotations for the relevant such security or securities from two (2) internationally recognized independent dealers in such security or securities. If only one such bid quotation is available, the Settlement Price for the relevant security or securities shall be such bid quotation. If no such bid quotations are available the Calculation Agent shall determine the Settlement Price for the relevant security or securities in good faith and in a commercially reasonable manner.

Additional Provisions:

Share Adjustments:

Method of Adjustment:	Calculation Agent Adjustment

Extraordinary Events:

Consequences of Merger Events:

Share-for-Share:	Calculation Agent Adjustment

Share-for-Other:	Calculation Agent Adjustment

Share-for-Combined:	Calculation Agent Adjustment

Tender Offer:	Applicable

Consequences of Tender Offers:

Share-for-Share:	Calculation Agent Adjustment

Share-for-Other:	Calculation Agent Adjustment

Share-for-Combined:	Calculation Agent Adjustment

Tender Offers:
Applicable; provided that Section 12.1(d) of the Equity Definitions is hereby amended by (a) replacing “10%” with “or equal to 50%” in the third line thereof and (b) adding “, or of the outstanding Shares,” before “of the Issuer” in the fourth line thereof. Sections 12.1(e) and 12.1(l)(ii) of the Equity Definitions are hereby amended by adding “or Shares, as applicable,” after “voting shares”

Calculation Agent Adjustment:
(a) The definition of “Calculation Agent Adjustment” in Sections 12.2 and 12.3 of the Equity Definitions shall be amended by deleting clause (ii) thereof and replacing it with “(ii) if the Calculation Agent determines that no adjustment that it could make under (i) will produce a commercially reasonable result, notify the parties that the relevant consequence shall be the cancellation of the portion of the Transaction represented by Affected Shares, in which case “Partial Cancellation and Payment” will be deemed to apply and any payment to be made by one party to the other shall be calculated in accordance with Section 12.7.

Composition of Combined Consideration:	Not Applicable

Nationalization, Insolvency or Delisting:	Negotiated Close-out

Additional Disruption Events:

Change in Law:
Applicable

Section 12.9(a)(ii) of the Equity Definitions is replaced in its entirety by the words:

“Change in Law” means that, on or after the Trade Date of this Transaction (A) due to the adoption of or any change in any applicable law or regulation (including, without limitation, any tax law), or (B) due to the promulgation of or any change in the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law or regulation (including any action taken by a taxing authority), the Calculation Agent determines in good faith that it has become illegal for a party to this Transaction to hold, acquire or dispose of Hedge Positions relating to such Transaction, provided that this Section 12.9(a)(ii) shall not apply if the Calculation Agent determines that such party could have taken reasonable steps to avoid such illegality

Section 12.9(b)(i) of the Equity Definitions is hereby amended by (i) inserting the words “or partially terminate the portion of the Transaction represented by Shares affected by the Change in Law” after the word “terminate” in the third line thereof, (ii) inserting the words “or partial termination” following the word “termination” in the fourth line thereof, (iii) the insertion of the words “or relevant portion thereof” after the word “Transaction” in the fifth line thereof.

Insolvency Filing:	Not Applicable

Hedging Disruption:	Not Applicable

Increased Cost of Hedging:	Not Applicable

Loss of Stock Borrow:	Not Applicable

Increased Cost of Stock Borrow:	Not Applicable

Determining Party:	Wingate and Kensington

Non-Reliance:	Applicable

Agreements and Acknowledgments Regarding Hedging Activities:	Applicable

Additional Acknowledgments:	Applicable

Calculation Agent:
Wingate and Kensington will act jointly in good faith and a commercially reasonable manner. The joint Calculation Agents are responsible for making all determinations under this Transaction that are not expressed to be the responsibility of an identified party. If Wingate and Kensington do not reach agreement on any determination not otherwise subject to a specified methodology or dispute resolution process under this Confirmation, Wingate and Kensington must agree 3 leading independent dealers to act as substitute Calculation Agent in place of Wingate and Kensington (“Substitute Calculation Agents”) for that determination, and if the parties do not agree 3 Substitute Calculation Agents, they must each appoint a third party for those third parties to together agree 3 Substitute Calculation Agents. The Substitute Calculation Agents cannot be affiliates of either Wingate or Kensington. For price or rate determinations, the median price or rate provided by the 3 Substitute Calculation Agents is deemed to be the price or rate. For all other matters, the consensus determination of at least 2 of the 3 Substitute Calculation Agents is deemed to be the final determination, and if no consensus is reached by at least 2 Substitute Calculation Agents within a reasonable time, these Substitute Calculation Agent terms cease to apply. Unless there is a clear error, the prices, rates and other determinations of the Substitute Calculation Agents are binding and conclusive. Wingate and Kensington must pay any costs of the Substitute Calculation Agents equally. Wingate and Kensington waive any claim they might otherwise have against the Substitute Calculation Agents for errors or omissions made in good faith in making any determination in connection with this Transaction. For the avoidance of doubt, this provision shall not apply to the determination of the Premium and Final Price under this Confirmation or the Exposure under the CSA.

[remainder of page left intentionally blank]

Please confirm your agreement to be bound by the terms of the foregoing by executing a copy of this Confirmation.

Kensington Financial Investments Ltd.

By: /s/ Adam C. Cooper
Name: Adam C. Cooper
Title: Director

Wingate Capital Ltd.
By: Citadel Limited Partnership, Portfolio Manager
By: Citadel Investment Group, L.L.C., its General Partner

By: /s/ Gerald A. Beeson
Name: Gerald A. Beeson
Title: Senior Managing Director & Chief Financial Officer

ANNEX I

CSA - Paragraph 13 Elections

(i)
The parties intend that each party secure its obligations to the other pursuant to the Agreement and this Confirmation (the “Obligations”). The Pledgor hereby pledges to the Secured Party as security for its Obligations and grants the Secured Party a first priority continuing security interest in, lien on and right of set-off against all collateral, margin or other property transferred or delivered to Secured Party hereunder. For purposes of the Agreement and this Transaction, the following elections shall be deemed to constitute a Paragraph 13 - Elections and Variables for purposes of the CSA:

(ii)	Valuation Agent shall mean, Wingate and Kensington

(iii)	Eligible Collateral and Valuation Percentage:

USD Cash	100%

Treasury Securities having a remaining term to maturity of not more than 1 year (“Treasury Bills”)	100%

Treasury Securities having a remaining term to maturity of more than 1 year but not more than 10 years (“Treasury Notes”)	98%

Treasury Securities having a remaining term to maturity of more than 10 years (“Treasury Bonds”)	96%

(iv)	Exposure. Exposure shall have the meaning set forth in Paragraph 12 of the CSA.

(v)	Threshold shall mean, with respect to each of the parties, zero;

(vi)	Minimum Transfer Amount shall mean: zero;

(vii)	Independent Amount shall mean, with respect to Kensington: as specified in this Confirmation;

(viii)	Delivery Amount and Return Amount will be rounded up and down to the nearest integral multiple of U.S.$10,000, respectively, or to the nearest multiple of USD 1, if no Transactions are outstanding;

(ix)	Valuation Date shall mean each Business Day during the Term;

(x)	Valuation Time means the close of business on the Local Business Day before the Valuation Date;

(xi)	Notification Time means 11:00 a.m., New York time, on a Local Business Day;

(xii)
Eligibility to Hold and Use Posted Collateral: Both parties will be entitled to hold Posted Collateral itself or through a Custodian pursuant to Paragraph 6(b), and the provisions of Paragraph 6 (c) will apply to both parties;

(xiii)	Interest Rate means the rate per annum equal to the overnight Federal Funds Rate as reported in the Federal Reserve’s weekly statistical release designated H.15(519) (or any successor publication).

Date: November 29, 2007

To: Wingate Capital Ltd. (“Wingate”)

From: Kensington Financial Investments Ltd. (“Kensington”)

Confirmation for Share Basket Option Transaction

The purpose of this letter (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between Wingate and Kensington, on the Trade Date specified below (the “Transaction”). This confirmation constitutes a “Confirmation” as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 2006 ISDA Definitions (the “Swap Definitions”) and in the 2002 ISDA Equity Derivatives Definitions (the “Equity Definitions”, and together with the Swap Definitions, the “Definitions”), in each case as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Swap Definitions and the Equity Definitions, the Equity Definitions will govern. In the event of any inconsistency between either set of Definitions and this Confirmation, this Confirmation will govern.

This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. Except as otherwise provided herein, this Confirmation (together with any other Confirmation between the parties specifying that it shall be subject to the Agreement (as defined below)) shall be subject to and form a part of an agreement in the form of a 1992 ISDA Master Agreement together with the 1994 ISDA Credit Support Annex (Bilateral Form, subject to New York law) (with the Paragraph 13 elections set forth in Annex I below) (the “CSA”) as if we had executed an agreement in such form (but without any Schedule) on the Effective Date of the Transaction, with the election of the following terms: (1) the laws of the State of New York as the governing law: (2) U.S. Dollars as the Termination Currency; and (3) for purposes of Section 6(e) of the Agreement, Loss and Second Method will apply, (4) the “Default Under Specified Transaction” provisions of Section 5(a)(v) will not apply to Wingate and will not apply to Kensington, (5) Citadel Wellington LLC shall be a Credit Support Provider with respect to Wingate, (6) the CSA shall be a Credit Support Document with respect to Wingate and Kensington, (7) the Guaranty of the Citadel Wellington LLC shall be a Credit Support Document with respect to Wingate (hereinafter the “Agreement”). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Trade Date:	November 29, 2007

Option Type:	Put

Option Style:	European Option

Seller:	Kensington

Buyer:	Wingate

Exchanges:	None

Related Exchange:	None

Expiration Time:	4 p.m. New York time on the Expiration Date

Automatic Exercise:	Applicable

Settlement Currency:	USD

Independent Amount:
“Independent Amount” means, with respect to Kensington for this Transaction, not applicable. The parties acknowledge and agree that Wingate will not require Kensington to Transfer an Independent Amount in respect of this Transaction in consideration for Kensington’s agreement to receive the Premium plus the Premium Interest Amount in arrears on the Premium Payment Date.

Settlement Currency:	USD

Option Terms:

Number of Options:	One (1)

Option Entitlement:	On the Exercise Date the Buyer may exercise all or any portion of the Basket

Basket:	USD 250,000,000 aggregate principal amount of 12.5% E*TRADE Financial Corporation Springing Lien Notes due 2017

Strike Price:	USD 72.00%

Premium:
USD 39,117,322 (the “Initial Premium”). The Initial Premium was calculated by the Calculation Agent utilizing a fair market value with respect to the Basket of 75.43% of the Basket.

The Initial Premium shall be subject to adjustment as follows:

(i) As soon as reasonable practicable following the Trade Date the Calculation Agent shall solicit a fairness opinion as to the Initial Premium from an internationally recognized independent dealer in the securities comprising the Basket. The fairness opinion shall specify a range (the “Fairness Premium Range”) within which the Premium must fall in order to be subject to such fairness opinion.

(a) If the Initial Premium is within the Fairness Premium Range, the Initial Premium shall be the Premium with respect to this Transaction.

(b) If the Initial Premium is not within the Fairness Premium Range, the Calculation Agent shall adjust the Initial Premium by an amount (which may be a positive or negative amount) (the “Premium Adjustment Amount”) equal to the amount required such that the aggregate of the Initial Premium and the Premium Adjustment Amount (the “Adjusted Initial Premium”) is an amount equal to the median of the Fairness Premium Range, and the Adjusted Initial Premium shall be the Premium with respect to this Transaction.

(ii) The Premium shall accrue interest for each day during the period from (and including) the Trade Date to (but excluding) the Premium Payment Date at the Fed Funds Rate (the “Premium Interest Amount”.)

“Fed Funds Rate” means, The Fed Funds Rate shown in Bloomberg on page FEDSOPEN<INDEX> or, if no such page is available, as published by Garban Ltd. as the Garban Intercapital Federal Funds Rate Open, for the relevant day.

Premium Payment Date:	Two (2) Currency Business Days following the Valuation Date. On the Premium Payment Date Wingate shall pay Kensington the Premium together with the Premium Interest Amount.

Expiration Date:	May 29, 2009

Cash Settlement:	Applicable

Valuation Date:	The Expiration Date

Cash Settlement Payment Date:	Two (2) Currency Business Days following the Valuation Date

Settlement Price:
As of the Valuation Time on the Valuation Date, the aggregate of the USD amounts determined by the Calculation Agent with respect to each security or group of securities (as applicable) comprising the Basket equal to the average of two indicative bid quotations for the relevant such security or securities from two (2) internationally recognized independent dealers in such security or securities. If only one such bid quotation is available, the Settlement Price for the relevant security or securities shall be such bid quotation. If no such bid quotations are available the Calculation Agent shall determine the Settlement Price for the relevant security or securities in good faith and in a commercially reasonable manner.

Additional Provisions:

Share Adjustments:

Method of Adjustment:	Calculation Agent Adjustment

Extraordinary Events:

Consequences of Merger Events:

Share-for-Share:	Calculation Agent Adjustment

Share-for-Other:	Calculation Agent Adjustment

Share-for-Combined:	Calculation Agent Adjustment

Tender Offer:	Applicable

Consequences of Tender Offers:

Share-for-Share:	Calculation Agent Adjustment

Share-for-Other:	Calculation Agent Adjustment

Share-for-Combined:	Calculation Agent Adjustment

Tender Offers:
Applicable; provided that Section 12.1(d) of the Equity Definitions is hereby amended by (a) replacing “10%” with “or equal to 50%” in the third line thereof and (b) adding “, or of the outstanding Shares,” before “of the Issuer” in the fourth line thereof. Sections 12.1(e) and 12.1(l)(ii) of the Equity Definitions are hereby amended by adding “or Shares, as applicable,” after “voting shares”

Calculation Agent Adjustment:
(a) The definition of “Calculation Agent Adjustment” in Sections 12.2 and 12.3 of the Equity Definitions shall be amended by deleting clause (ii) thereof and replacing it with “(ii) if the Calculation Agent determines that no adjustment that it could make under (i) will produce a commercially reasonable result, notify the parties that the relevant consequence shall be the cancellation of the portion of the Transaction represented by Affected Shares, in which case “Partial Cancellation and Payment” will be deemed to apply and any payment to be made by one party to the other shall be calculated in accordance with Section 12.7.

Composition of Combined Consideration:	Not Applicable

Nationalization, Insolvency or Delisting:	Negotiated Close-out

Additional Disruption Events:

Change in Law:
Applicable

Section 12.9(a)(ii) of the Equity Definitions is replaced in its entirety by the words:

“Change in Law” means that, on or after the Trade Date of this Transaction (A) due to the adoption of or any change in any applicable law or regulation (including, without limitation, any tax law), or (B) due to the promulgation of or any change in the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law or regulation (including any action taken by a taxing authority), the Calculation Agent determines in good faith that it has become illegal for a party to this Transaction to hold, acquire or dispose of Hedge Positions relating to such Transaction, provided that this Section 12.9(a)(ii) shall not apply if the Calculation Agent determines that such party could have taken reasonable steps to avoid such illegality

Section 12.9(b)(i) of the Equity Definitions is hereby amended by (i) inserting the words “or partially terminate the portion of the Transaction represented by Shares affected by the Change in Law” after the word “terminate” in the third line thereof, (ii) inserting the words “or partial termination” following the word “termination” in the fourth line thereof, (iii) the insertion of the words “or relevant portion thereof” after the word “Transaction” in the fifth line thereof.

Insolvency Filing:	Not Applicable

Hedging Disruption:	Not Applicable

Increased Cost of Hedging:	Not Applicable

Loss of Stock Borrow:	Not Applicable

Increased Cost of Stock Borrow:	Not Applicable

Determining Party:	Wingate and Kensington

Non-Reliance:	Applicable

Agreements and Acknowledgments Regarding Hedging Activities:	Applicable

Additional Acknowledgments:	Applicable

Calculation Agent:
Wingate and Kensington will act jointly in good faith and a commercially reasonable manner. The joint Calculation Agents are responsible for making all determinations under this Transaction that are not expressed to be the responsibility of an identified party. If Wingate and Kensington do not reach agreement on any determination not otherwise subject to a specified methodology or dispute resolution process under this Confirmation, Wingate and Kensington must agree 3 leading independent dealers to act as substitute Calculation Agent in place of Wingate and Kensington (“Substitute Calculation Agents”) for that determination, and if the parties do not agree 3 Substitute Calculation Agents, they must each appoint a third party for those third parties to together agree 3 Substitute Calculation Agents. The Substitute Calculation Agents cannot be affiliates of either Wingate or Kensington. For price or rate determinations, the median price or rate provided by the 3 Substitute Calculation Agents is deemed to be the price or rate. For all other matters, the consensus determination of at least 2 of the 3 Substitute Calculation Agents is deemed to be the final determination, and if no consensus is reached by at least 2 Substitute Calculation Agents within a reasonable time, these Substitute Calculation Agent terms cease to apply. Unless there is a clear error, the prices, rates and other determinations of the Substitute Calculation Agents are binding and conclusive. Wingate and Kensington must pay any costs of the Substitute Calculation Agents equally. Wingate and Kensington waive any claim they might otherwise have against the Substitute Calculation Agents for errors or omissions made in good faith in making any determination in connection with this Transaction. For the avoidance of doubt, this provision shall not apply to the determination of the Premium and Final Price under this Confirmation or the Exposure under the CSA.

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Please confirm your agreement to be bound by the terms of the foregoing by executing a copy of this Confirmation.

Kensington Financial Investments Ltd.

By: /s/ Adam C. Cooper
Name: Adam C. Cooper
Title: Director

Wingate Capital Ltd.
By: Citadel Limited Partnership, Portfolio Manager
By: Citadel Investment Group, L.L.C., its General Partner

By: /s/ Gerald A. Beeson
Name: Gerald A. Beeson
Title: Senior Managing Director & Chief Financial Officer

ANNEX I

CSA - Paragraph 13 Elections

(i)
The parties intend that each party secure its obligations to the other pursuant to the Agreement and this Confirmation (the “Obligations”). The Pledgor hereby pledges to the Secured Party as security for its Obligations and grants the Secured Party a first priority continuing security interest in, lien on and right of set-off against all collateral, margin or other property transferred or delivered to Secured Party hereunder. For purposes of the Agreement and this Transaction, the following elections shall be deemed to constitute a Paragraph 13 - Elections and Variables for purposes of the CSA:

(ii)	Valuation Agent shall mean, Wingate and Kensington

(iii)	Eligible Collateral and Valuation Percentage:

USD Cash	100%
Treasury Securities having a remaining term to maturity of not more than 1 year (“Treasury Bills”)	100%
Treasury Securities having a remaining term to maturity of more than 1 year but not more than 10 years (“Treasury Notes”)	98%
Treasury Securities having a remaining term to maturity of more than 10 years (“Treasury Bonds”)	96%

(iv)	Exposure. Exposure shall have the meaning set forth in Paragraph 12 of the CSA.

(v)	Threshold shall mean, with respect to each of the parties, zero;

(vi)	Minimum Transfer Amount shall mean: zero;

(vii)	Independent Amount shall mean, with respect to Kensington: as specified in this Confirmation;

(viii)	Delivery Amount and Return Amount will be rounded up and down to the nearest integral multiple of U.S.$10,000, respectively, or to the nearest multiple of USD 1, if no Transactions are outstanding;

(ix)	Valuation Date shall mean each Business Day during the Term;

(x)	Valuation Time means the close of business on the Local Business Day before the Valuation Date;

(xi)	Notification Time means 11:00 a.m., New York time, on a Local Business Day;

(xii)
Eligibility to Hold and Use Posted Collateral: Both parties will be entitled to hold Posted Collateral itself or through a Custodian pursuant to Paragraph 6(b), and the provisions of Paragraph 6 (c) will apply to both parties;

(xiii)	Interest Rate means the rate per annum equal to the overnight Federal Funds Rate as reported in the Federal Reserve’s weekly statistical release designated H.15(519) (or any successor publication).

Date: November 29, 2007

To: Wingate Capital Ltd. (“Wingate”)

From: Kensington Financial Investments Ltd. (“Kensington”)

Confirmation for Share Basket Option Transaction

The purpose of this letter (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between Wingate and Kensington, on the Trade Date specified below (the “Transaction”). This confirmation constitutes a “Confirmation” as referred to in the ISDA Master Agreement specified below.

The definitions and provisions contained in the 2006 ISDA Definitions (the “Swap Definitions”) and in the 2002 ISDA Equity Derivatives Definitions (the “Equity Definitions”, and together with the Swap Definitions, the “Definitions”), in each case as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation. In the event of any inconsistency between the Swap Definitions and the Equity Definitions, the Equity Definitions will govern. In the event of any inconsistency between either set of Definitions and this Confirmation, this Confirmation will govern.

This Confirmation evidences a complete and binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. Except as otherwise provided herein, this Confirmation (together with any other Confirmation between the parties specifying that it shall be subject to the Agreement (as defined below)) shall be subject to and form a part of an agreement in the form of a 1992 ISDA Master Agreement together with the 1994 ISDA Credit Support Annex (Bilateral Form, subject to New York law) (with the Paragraph 13 elections set forth in Annex I below) (the “CSA”) as if we had executed an agreement in such form (but without any Schedule) on the Effective Date of the Transaction, with the election of the following terms: (1) the laws of the State of New York as the governing law: (2) U.S. Dollars as the Termination Currency; and (3) for purposes of Section 6(e) of the Agreement, Loss and Second Method will apply, (4) the “Default Under Specified Transaction” provisions of Section 5(a)(v) will not apply to Wingate and will not apply to Kensington, (5) Citadel Wellington LLC shall be a Credit Support Provider with respect to Wingate, (6) the CSA shall be a Credit Support Document with respect to Wingate and Kensington, (7) the Guaranty of the Citadel Wellington LLC shall be a Credit Support Document with respect to Wingate (hereinafter the “Agreement”). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

General Terms:

Trade Date:	November 29, 2007

Option Type:	Put

Option Style:	European Option

Seller:	Kensington

Buyer:	Wingate

Exchanges:	None

Related Exchange:	None

Expiration Time:	4 p.m. New York time on the Expiration Date

Automatic Exercise:	Applicable

Settlement Currency:	USD

Independent Amount:
“Independent Amount” means, with respect to Kensington for this Transaction, not applicable. The parties acknowledge and agree that Wingate will not require Kensington to Transfer an Independent Amount in respect of this Transaction in consideration for Kensington’s agreement to receive the Premium plus the Premium Interest Amount in arrears on the Premium Payment Date.

Settlement Currency:	USD

Option Terms:

Number of Options:	One (1)

Option Entitlement:	On the Exercise Date the Buyer may exercise all or any portion of the Basket

Basket:	USD 250,000,000 aggregate principal amount of 12.5% E*TRADE Financial Corporation Springing Lien Notes due 2017

Strike Price:	USD 72.00%

Premium:
USD 41,709,767 (the “Initial Premium”). The Initial Premium was calculated by the Calculation Agent utilizing a fair market value with respect to the Basket of 75.43% of the Basket.

The Initial Premium shall be subject to adjustment as follows:

(i) As soon as reasonable practicable following the Trade Date the Calculation Agent shall solicit a fairness opinion as to the Initial Premium from an internationally recognized independent dealer in the securities comprising the Basket. The fairness opinion shall specify a range (the “Fairness Premium Range”) within which the Premium must fall in order to be subject to such fairness opinion.

(a) If the Initial Premium is within the Fairness Premium Range, the Initial Premium shall be the Premium with respect to this Transaction.

(b) If the Initial Premium is not within the Fairness Premium Range, the Calculation Agent shall adjust the Initial Premium by an amount (which may be a positive or negative amount) (the “Premium Adjustment Amount”) equal to the amount required such that the aggregate of the Initial Premium and the Premium Adjustment Amount (the “Adjusted Initial Premium”) is an amount equal to the median of the Fairness Premium Range, and the Adjusted Initial Premium shall be the Premium with respect to this Transaction.

(ii) The Premium shall accrue interest for each day during the period from (and including) the Trade Date to (but excluding) the Premium Payment Date at the Fed Funds Rate (the “Premium Interest Amount”).

“Fed Funds Rate” means, The Fed Funds Rate shown in Bloomberg on page FEDSOPEN<INDEX> or, if no such page is available, as published by Garban Ltd. as the Garban Intercapital Federal Funds Rate Open, for the relevant day.

Premium Payment Date:	Two (2) Currency Business Days following the Valuation Date. On the Premium Payment Date Wingate shall pay Kensington the Premium together with the Premium Interest Amount.

Expiration Date:	August 28, 2009

Cash Settlement:	Applicable

Valuation Date:	The Expiration Date

Cash Settlement Payment Date:	Two (2) Currency Business Days following the Valuation Date

Settlement Price:
As of the Valuation Time on the Valuation Date, the aggregate of the USD amounts determined by the Calculation Agent with respect to each security or group of securities (as applicable) comprising the Basket equal to the average of two indicative bid quotations for the relevant such security or securities from two (2) internationally recognized independent dealers in such security or securities. If only one such bid quotation is available, the Settlement Price for the relevant security or securities shall be such bid quotation. If no such bid quotations are available the Calculation Agent shall determine the Settlement Price for the relevant security or securities in good faith and in a commercially reasonable manner.

Additional Provisions:

Share Adjustments:

Method of Adjustment:	Calculation Agent Adjustment

Extraordinary Events:

Consequences of Merger Events:

Share-for-Share:	Calculation Agent Adjustment

Share-for-Other:	Calculation Agent Adjustment

Share-for-Combined:	Calculation Agent Adjustment

Tender Offer:	Applicable

Consequences of Tender Offers:

Share-for-Share:	Calculation Agent Adjustment

Share-for-Other:	Calculation Agent Adjustment

Share-for-Combined:	Calculation Agent Adjustment

Tender Offers:
Applicable; provided that Section 12.1(d) of the Equity Definitions is hereby amended by (a) replacing “10%” with “or equal to 50%” in the third line thereof and (b) adding “, or of the outstanding Shares,” before “of the Issuer” in the fourth line thereof. Sections 12.1(e) and 12.1(l)(ii) of the Equity Definitions are hereby amended by adding “or Shares, as applicable,” after “voting shares”

Calculation Agent Adjustment:
(a) The definition of “Calculation Agent Adjustment” in Sections 12.2 and 12.3 of the Equity Definitions shall be amended by deleting clause (ii) thereof and replacing it with “(ii) if the Calculation Agent determines that no adjustment that it could make under (i) will produce a commercially reasonable result, notify the parties that the relevant consequence shall be the cancellation of the portion of the Transaction represented by Affected Shares, in which case “Partial Cancellation and Payment” will be deemed to apply and any payment to be made by one party to the other shall be calculated in accordance with Section 12.7.

Composition of Combined Consideration:	Not Applicable

Nationalization, Insolvency or Delisting:	Negotiated Close-out

Additional Disruption Events:

Change in Law:
Applicable

Section 12.9(a)(ii) of the Equity Definitions is replaced in its entirety by the words:

“Change in Law” means that, on or after the Trade Date of this Transaction (A) due to the adoption of or any change in any applicable law or regulation (including, without limitation, any tax law), or (B) due to the promulgation of or any change in the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law or regulation (including any action taken by a taxing authority), the Calculation Agent determines in good faith that it has become illegal for a party to this Transaction to hold, acquire or dispose of Hedge Positions relating to such Transaction, provided that this Section 12.9(a)(ii) shall not apply if the Calculation Agent determines that such party could have taken reasonable steps to avoid such illegality

Section 12.9(b)(i) of the Equity Definitions is hereby amended by (i) inserting the words “or partially terminate the portion of the Transaction represented by Shares affected by the Change in Law” after the word “terminate” in the third line thereof, (ii) inserting the words “or partial termination” following the word “termination” in the fourth line thereof, (iii) the insertion of the words “or relevant portion thereof” after the word “Transaction” in the fifth line thereof.

Insolvency Filing:	Not Applicable

Hedging Disruption:	Not Applicable

Increased Cost of Hedging:	Not Applicable

Loss of Stock Borrow:	Not Applicable

Increased Cost of Stock Borrow:	Not Applicable

Determining Party:	Wingate and Kensington

Non-Reliance:	Applicable

Agreements and Acknowledgments Regarding Hedging Activities:	Applicable

Additional Acknowledgments:	Applicable

Calculation Agent:
Wingate and Kensington will act jointly in good faith and a commercially reasonable manner. The joint Calculation Agents are responsible for making all determinations under this Transaction that are not expressed to be the responsibility of an identified party. If Wingate and Kensington do not reach agreement on any determination not otherwise subject to a specified methodology or dispute resolution process under this Confirmation, Wingate and Kensington must agree 3 leading independent dealers to act as substitute Calculation Agent in place of Wingate and Kensington (“Substitute Calculation Agents”) for that determination, and if the parties do not agree 3 Substitute Calculation Agents, they must each appoint a third party for those third parties to together agree 3 Substitute Calculation Agents. The Substitute Calculation Agents cannot be affiliates of either Wingate or Kensington. For price or rate determinations, the median price or rate provided by the 3 Substitute Calculation Agents is deemed to be the price or rate. For all other matters, the consensus determination of at least 2 of the 3 Substitute Calculation Agents is deemed to be the final determination, and if no consensus is reached by at least 2 Substitute Calculation Agents within a reasonable time, these Substitute Calculation Agent terms cease to apply. Unless there is a clear error, the prices, rates and other determinations of the Substitute Calculation Agents are binding and conclusive. Wingate and Kensington must pay any costs of the Substitute Calculation Agents equally. Wingate and Kensington waive any claim they might otherwise have against the Substitute Calculation Agents for errors or omissions made in good faith in making any determination in connection with this Transaction. For the avoidance of doubt, this provision shall not apply to the determination of the Premium and Final Price under this Confirmation or the Exposure under the CSA.

[remainder of page left intentionally blank]

Please confirm your agreement to be bound by the terms of the foregoing by executing a copy of this Confirmation.

Kensington Financial Investments Ltd.

By: /s/ Adam C. Cooper
Name: Adam C. Cooper
Title: Director

Wingate Capital Ltd.
By: Citadel Limited Partnership, Portfolio Manager
By: Citadel Investment Group, L.L.C., its General Partner

By: /s/ Gerald A. Beeson
Name: Gerald A. Beeson
Title: Senior Managing Director & Chief Financial Officer

ANNEX I

CSA - Paragraph 13 Elections

(i)
The parties intend that each party secure its obligations to the other pursuant to the Agreement and this Confirmation (the “Obligations”). The Pledgor hereby pledges to the Secured Party as security for its Obligations and grants the Secured Party a first priority continuing security interest in, lien on and right of set-off against all collateral, margin or other property transferred or delivered to Secured Party hereunder. For purposes of the Agreement and this Transaction, the following elections shall be deemed to constitute a Paragraph 13 - Elections and Variables for purposes of the CSA:

(ii)	Valuation Agent shall mean, Wingate and Kensington

(iii)	Eligible Collateral and Valuation Percentage:

USD Cash	100%

Treasury Securities having a remaining term to maturity of not more than 1 year (“Treasury Bills”)	100%

Treasury Securities having a remaining term to maturity of more than 1 year but not more than 10 years (“Treasury Notes”)	98%

Treasury Securities having a remaining term to maturity of more than 10 years (“Treasury Bonds”)	96%

(iv)	Exposure. Exposure shall have the meaning set forth in Paragraph 12 of the CSA.

(v)	Threshold shall mean, with respect to each of the parties, zero;

(vi)	Minimum Transfer Amount shall mean: zero;

(vii)	Independent Amount shall mean, with respect to Kensington: as specified in this Confirmation;

(viii)	Delivery Amount and Return Amount will be rounded up and down to the nearest integral multiple of U.S.$10,000, respectively, or to the nearest multiple of USD 1, if no Transactions are outstanding;

(ix)	Valuation Date shall mean each Business Day during the Term;

(x)	Valuation Time means the close of business on the Local Business Day before the Valuation Date;

(xi)	Notification Time means 11:00 a.m., New York time, on a Local Business Day;

(xii)
Eligibility to Hold and Use Posted Collateral: Both parties will be entitled to hold Posted Collateral itself or through a Custodian pursuant to Paragraph 6(b), and the provisions of Paragraph 6(c) will apply to both parties;

(xiii)	Interest Rate means the rate per annum equal to the overnight Federal Funds Rate as reported in the Federal Reserve’s weekly statistical release designated H.15(519) (or any successor publication).